UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(D) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2008

APEX SILVER MINES LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands, British West Indies	1-13627	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Walker House Mary Street George Town, Grand Cayman Cayman Islands, British West Indies	Not Applicable
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Signature

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Item 5.02                     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                On April 29, 2008, the composition of the company’s three director classes was rebalanced so that each class would have three directors.  To accomplish this, Ian Masterton-Hume resigned his position as a Class I director effective April 29, 2008.  The board of directors appointed Mr. Hume to fill the vacancy as a Class II director to serve until the 2008 annual general meeting of shareholders, effective also on April 29, 2008, and nominated Mr. Hume for re-election by the shareholders at the 2008 annual meeting.  Mr. Hume also was reappointed as a member of the Compensation Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 5, 2008

Apex Silver Mines Limited

By:	/s/ Deborah J. Friedman
Deborah J. Friedman
Senior Vice President